UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________

FORM 8-K
_______________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 2, 2007
(Date of Earliest Event Reported)

FORTUNET, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-51703	88-0252188
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2950 South Highland Drive, Suite C Las Vegas, Nevada	89109
(Address of Principal Executive Offices)	(Zip Code)

(702) 796-9090
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 2, 2007, FortuNet, Inc. (the “Company”) issued a press release announcing financial results for its first quarter ending March 31, 2007. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This Form 8-K and the attached exhibit are provided under Item 2.02 of Form 8-K and are furnished to, but shall not be deemed filed with, the Securities and Exchange Commission or incorporated by reference into the Company’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document
99.1	Press release, dated May 2, 2007, announcing financial results for the first quarter ending March 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FORTUNET INC.

Date: May 2, 2007	By:	/s/ Yuri Itkis
Yuri Itkis
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Document
99.1	Press release, dated May 2, 2007, announcing financial results for the first quarter ending March 31, 2007.